UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy statement
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☐	Soliciting Material Pursuant to §240.14a-12

NEURALSTEM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy statement, if other than the Registrant)

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NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

To Be Held On June 11, 2018
_________________________

Dear Stockholder:

We are pleased to invite you to the 2018 annual meeting of shareholders (the “Annual Meeting”) of Neuralstem Inc., a Delaware corporation (the “Company”), which will be held on June 11, 2018 at 9:30 a.m. EDT at 20271 Goldenrod Lane, Suite 2059, Germantown, MD 20876. If you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 9:30 a.m. EDT on June 9, 2018) to RSVP@neuralstem.com and please include your name in the subject line of the e-mail. Details regarding the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (“Notice”) you received in the mail and in this proxy statement (the “Proxy Statement”). The following summarizes the matters to be voted upon at the Annual Meeting:

1.	Election of two (2) members to Class I of the Board of Directors to serve for the following three years or until their respective successor are qualified and elected;

2.	Ratification of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2018;

3.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Only shareholders of record as of the close of business on April 24, 2018 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

We have elected to utilize the Securities and Exchange Commission’s (“SEC”) “notice and access” rules that allow issuers to furnish proxy materials to their shareholders on the Internet. The Company believes the “notice and access rules” allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. For further information, please see the section entitled Questions and Answers about the Proxy Materials and the Annual Meeting in this proxy statement.

Your vote is important. Whether you do or do not plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Thank you for your ongoing support of, and continued interest in Neuralstem. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Richard Daly

Richard Daly

Chairman of the Board and Chief Executive Officer

April 25, 2018

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NEURALSTEM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:30 a.m. EDT, on June 11, 2018.

Place	20271 Goldenrod Lane, Suite 2059, Germantown, MD 20876.

Items of Business	(1) To elect two (2) members to Class I of the Board of Directors to serve for the following three years or until their respective successors are elected and qualified.

(2) To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2018.

(3) To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Neuralstem stockholder as of the close of business on April 24, 2018 (“Record Date”).

Meeting Admission	You are entitled to attend the Annual Meeting only if you were a Neuralstem stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. Due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will be required to RSVP at least 48 hours prior to the Annual Meeting (or by 9:30 a.m. EDT on June 9, 2018) RSVP@neuralstem.com with your name in the subject line. You should be prepared to present photo identification for admittance. In addition, if you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or over the internet, by indicating your plans when prompted. Additionally, you will be required to email RSVP@neuralstem.com of your intention to attend the meeting in person at least 48 hours prior to the annual Meeting. In the event that more people RVSP than seating capacity, those who provided their RSVP first will receive admittance until seating capacity is reached.

The Annual Meeting will begin promptly at 9:30 a.m. EDT. Check-in will begin at 8:30 a.m. EDT, and you should allow ample time for the check-in procedures.

Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (“Notice”) you received in the mail, the section entitled Questions and Answers About the Proxy Materials and the Annual Meeting beginning on page 4 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors,

Richard Daly

Chairman of the Board

Chief Executive Officer

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about April 25, 2018.

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In this proxy statement, the words “Neuralstem,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to Neuralstem, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

* * * * *

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2017 Annual Report on Form 10-K for the fiscal year ended December 31, 2017, are available at http://www.astproxyportal.com/ast/21246/

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Neuralstem under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (“SEC”)) shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

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NEURALSTEM, INC.

20271 Goldenrod Lane, 2nd Floor

Germantown, Maryland 20876

(301)-366-4960

PROXY STATEMENT

GENERAL

We are providing you this proxy statement as part of a solicitation by the board of directors (“Board of Directors” or “Board”) of Neuralstem, Inc. for use at our 2018 Annual Meeting of Stockholders (“Annual Meeting”) and at any adjournment or postponement that may take place. We will hold our Annual Meeting on June 11, 2018 at 9:30 a.m. EDT at 20271 Goldenrod Lane, Suite 2059, Germantown, MD 20876. Only stockholders of record on April 24, 2018 (“Record Date”), are entitled to notice of and to vote at the meeting and at any adjournment or postponement that may take place.

We have elected to utilize the Securities and Exchange Commission’s “notice and access” rules that allow us to furnish proxy materials to our shareholders on the Internet. The Company believes the “notice and access rules” allows us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. For further information please see section entitled Questions and Answers about the Proxy Materials and the Annual Meeting in this proxy statement.

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about April 25, 2018. Unless the context otherwise requires, the terms "Neuralstem," “the Company,” “us,” “we,” “our,” “ours,” and “us” and similar terms, references Neuralstem, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

PROXY MATERIALS

1.	Why am I receiving these materials?

Our Board is providing these proxy materials to you on the internet or, upon your request, has delivered printed proxy materials to you, in connection with our Annual Meeting of Stockholders, which will take place on June 11, 2018 at 9:30 a.m. EDT at 20271 Goldenrod Lane, Suite 2059, Germantown, MD 20876. As a stockholder, you are invited to attend the meeting and vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

•	Our proxy statement for the 2018 Annual Meeting of Stockholders;
•	Our 2017 Annual Report on Form 10-K for the fiscal year ended December 31, 2017; and
•	The proxy card or a voting instruction form for the Annual Meeting.

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3.	What information is contained in these materials?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance, and certain other required information.

4.	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our 2017 Annual Report to our stockholders by providing notice and access to these documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they specifically request them. Instead, the Notice which is mailed to stockholders will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may vote on the internet or telephonically. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

5.	I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

Customer Service

6201 15th Avenue

Brooklyn, NY 11219

800-937-5449

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

6.	How can I access the proxy materials over the internet?

The Notice will contain instructions on how to view our proxy materials for the Annual Meeting on the internet and vote your shares. Our proxy materials are also available on our website at www.neuralstem.com under “SEC Filings.” Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

VOTING INFORMATION

7.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

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•	The election of two (2) Class I directors to our Board, to hold office until the annual meeting of stockholders in 2021, or until their respective successors are qualified and elected.

•	The ratification of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

•	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof (See Question 23 below).

8.	How does the Board recommend that I vote on each of the matters?

Our Board recommends that you vote your shares:

•	“FOR” each of the director nominees;

•	“FOR” the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

9.	What shares can I vote?

Each share of our common stock issued and outstanding as of the close of business on the Record Date is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 15,160,014 shares of common stock issued and outstanding. We also had 1,000,000 shares of Series A 4.5% Convertible Preferred Stock, with a stated value of $12.7895 per share, that are outstanding but that have no voting rights with respect to the matters contained herein.

10.	How many votes am I entitled to per share?

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date. The holders of the Company’s outstanding Series A 4.5% Convertible Preferred Stock have no voting rights with respect to the matters contained herein.

11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those beneficially owned.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Neuralstem. As the stockholder of record, you have the right to grant your voting proxy directly to Neuralstem or to vote in person at the Annual Meeting. If you have requested printed proxy materials, enclosed in such materials will be a proxy card for you to use. You may also vote on the internet or by telephone, as below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

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Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

12.	If I am a Shareholder of Record, how do I vote?

If you are a shareholder of record, there are four ways to vote:

•	In person. You may vote in person at the Annual Meeting by requesting a ballot from an usher when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date. Additionally, due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will need to RSVP 48 hours prior to the Annual Meeting (or by 9:30 a.m. EDT on June 9, 2018) to RSVP@neuralstem.com with your name in the subject line.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

13.	If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. Additionally, due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 9:30 a.m. EDT on June 9, 2018) to RSVP@neuralstem.com with your name in the subject line.

You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot from an usher when you arrive. You must also bring valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions found in your Notice. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

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14.	How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

15.	What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a shareholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•	Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holder, Richard Daly, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

16.	Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time before the final vote at the meeting. You can do this by casting a later proxy through any of the available methods described in the questions and answers. If you are a stockholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at our principal executive office at 20271 Goldenrod Lane, 2nd floor, Germantown, Maryland 20876. If you are a beneficial owner, you can change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

17.	How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of our common stock as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

18.	How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” the nominee or your vote may be “WITHHELD” with respect to the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN,” if you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board.

19.	What is the voting requirement to approve each of the proposals?

In the election of the director (Proposal Number 1), the person receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

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In the case of the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2018 (Proposal Number 2) the affirmative “FOR” vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for approval.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal Number 2).

20.	How do Broker Non-Votes and Abstentions Effect the Voting Results

With respect to the election of the directors (Proposal No. 1), under plurality voting, broker non-votes and abstentions would have no effect on determining the nominee elected.

With respect to the ratification of Dixon Hughes Goodman LLP (Proposal No. 2), shares that constitute broker non-votes are not considered votes cast on that proposal nor entitled to vote. Thus, broker non-votes will not affect the outcome of this matter, assuming that a quorum is obtained. Abstentions will have the same effect as a vote against.

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Please note that brokers may not vote your shares on the election of directors or certain corporate governance matters in the absence of your specific instructions. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.

21.	Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors.

22.	Who is paying for this proxy solicitation?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying proxy card, the Notice of Internet Availability, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company may request banks, brokers and other third parties to solicit their customers who beneficially own Common Stock listed of record in the name of such bank, broker or other third party, and the Company will reimburse such banks, brokers and third parties for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, facsimile, Internet and personal solicitation by directors, officers and other employees of the Company, but no additional compensation will be paid to such individuals.

23.	What happens if additional matters are presented at the Annual Meeting?

Other than the two (2) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Richard Daly, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason, the nominees are not available as candidates for director, the person named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

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24.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four (4) business days after the Annual Meeting, which will also be available on our website.

ATTENDING THE ANNUAL MEETING

25.	How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a Neuralstem stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 9:30 a.m. EDT on June 9, 2018) to RSVP@neuralstem.com. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statements for the periods prior to and after April 24, 2018, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. The meeting will begin promptly at 9:30 a.m. EDT on June 11, 2018. Check-in will begin at 8:30 a.m., local time, and you should allow ample time for the check-in procedures.

26.	Who will count the votes?

We will appoint one of our officers or employees present at the meeting to act as the inspector of elections for any votes cast at the meeting. Also, our transfer agent will separately tabulate all votes FOR, AGAINST, and ABSTENTIONS on each matter, and for the directors nominated to be elected, as well as all abstentions and broker non-votes and votes made through the internet, telephone or by proxy for by shareholders of record and beneficial owners.

27.	How can I contact Neuralstem’s transfer agent?

Contact our transfer agent by either writing to American Stock Transfer & Trust Company, LLC, Attn: Customer Service, 6201 15th Avenue, Brooklyn, NY 11219, or by telephoning 800-937-5449.

STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS, RELATED BYLAW PROVISIONS AND MISCELLANEOUS ITEMS

28.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals:

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Neuralstem’s Corporate Secretary in a timely manner and must contain the information required by our bylaws. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2019 Annual Meeting of Stockholders, the Corporate Secretary of Neuralstem must receive the written proposal at our principal executive offices no later than December 26, 2018; provided, however, that in the event that we hold our 2019 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2018 Annual Meeting, the deadline is a reasonable time before we begin to print and send our 2019 notices for the 2019 Annual Meeting. Such proposals also must comply with any applicable SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Neuralstem, Inc.

Attn: Corporate Secretary

20271 Goldenrod Lane, Suite 2024

Germantown, Maryland 20876

Fax: 301-560-6634

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Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for stockholder action under the Delaware General Corporation Law that has been properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2019 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on February 21, 2019, and

•	not later than the close of business on March 22, 2019.

In the event that we hold our 2019 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2018 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates:

You may propose director candidates for consideration by our Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for membership on the Board, and should be directed to the Corporate Secretary of Neuralstem at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers and Corporate Governance——Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 20 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Disclosure of Hedged Positions

Any stockholder proposal or nomination of director candidate requires the disclosure and a description of (i) any direct or indirect opportunity for such stockholder to directly or indirectly profit or share in any profit derived from any increase or decrease in value of the shares of the Company, (ii) any proportionate interest in the shares of the Company or instruments held, directly or indirectly, by a general or limited partnership in which the stockholder or an associated person is a general partner or, directly or indirectly owns an interest in a general partner, (iii) any short interest in any security of the Company, (iv) any performance-related fees that such stockholder or associated person is entitled to based on any increase or decrease in the value of shares of the Company and (v) any hedging or other transaction or series of transactions that has been entered into by or on behalf of , or any other agreement, arrangement, or understanding (including, without limitation, any put, short position or any borrowing or lending of shares) that has been made, the effect or intent of which is to mitigate loss to or manage risk of share price changes for, or to increase or decrease the voting power of, the stockholder or associated person with respect to any share of the Company. For a complete description of disclosures required by stockholders of hedged positions, please see Section 2.16 the Company’s bylaws, as amended.

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29.	How can I receive a copy of Neuralstem’s Bylaws?

You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

30.	Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 20271 Goldenrod Lane, Suite 2024, Germantown, Maryland 20876. The Company’s main telephone number is (301)-366-4960.

****

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth, as of March 31, 2018, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of any class of our voting securities;

•	each of our current directors and nominees;

•	each of our current named executive officers; and

•	all current directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

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	Common Stock
Name and Address of Beneficial Owner (1)	Shares	Shares Underlying Convertible Securities		Total	Percent of Class (2)
Directors and named executive officers
Richard Daly	23,312	164,584		187,896	1.23%
Stanley Westreich	122,736	55,087		177,823	1.17%
William Oldaker	15,141	32,051		47,192	*
Scott Ogilvie	6,617	34,239		40,856	*
Sandford Smith	17,136	5,721		22,857	*
Cristina Csimma, Pharm.D, MHP	21,398	-		21,398	*
Xi Chen, Ph.D. +	9,367	-		9,367
Jonathan Lloyd Jones #	7,859	-		7,859	*
All directors and named executive officers as a group (8 individuals)	223,566	291,682		515,248	3.34%

5% owners as reported on form SC 13G or via Company Records
Tianjin Pharmaceuticals Group International Holdings Co., LTD	2,192,308	1,041,353	(3)	3,233,661	19.99%
Hudson Bay Capital Management LP, LLC (Mr. Sander Gerber) (4)		937,500		937,500	6.19%
CVI Investments, Inc. / Heights Capital Management, Inc. (5)		795,481		795,481	5.26%
All directors, named executive officers, and 5% owners as a group (11 persons / entities)	2,415,874	3,066,016		5,481,890	30.12%

*    Represents less than one percent.

+ Dr. Chen serves as the director appointed by the Series A 4.5% Convertible Preferred Stock.

# Jonathan Lloyd Jones ceased to be our Chief Financial Officer as of April 30, 2017.

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is c/o Neuralstem, Inc. 20271 Goldenrod Lane, Germantown, MD 20876.

(2)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. There are 15,135,305 shares of common stock issued and outstanding as of March 31, 2018.

(3)	Represents conversion of 267,880 shares of our Series A 4.5% Convertible Preferred Stock. Excludes 2,846,034 Common Shares issuable upon conversion of the remaining 732,120 Preferred Shares. Preferred Share conversion is limited to ownership of 19.99% of total number of Common Shares outstanding after giving effect to such conversion.

(4)	As reported by holder as of 2/2/2018. The address of reporting persons is 777 Third Avenue, 30th Floor, New York, NY 10017. All shares represent common shares underlying stock purchase warrants.

(5)	As reported by holder as of 2/9/2018. The address of CVI Investments, Inc. is P.O Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands and the address for Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, CA 94111. All shares represent common shares underlying stock purchase warrants.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The names of our directors and executive officers and their ages, positions, and biographies as of April 1, 2018 (except as expressly stated) are set forth below. Our executive officers are appointed by, and serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Name	Position	Age	Position Since
Executive Officers
Richard J. Daly	Chief Executive Officer and Director (Chairman)	57	2016
Jonathan Lloyd Jones(1)	Chief Financial Officer	57	2015

Independent Directors
Scott V. Ogilvie	Director	66	2007
William Oldaker	Director	76	2007
Stanley Westreich	Director	81	2011
Cristina Csimma	Director	59	9/2017
Sandford D. Smith	Director	71	2014
Xi Chen	Director (Series A Preferred)	46	12/2017

_____________________________________________

(1) As of April 30, 2017, Mr. Lloyd Jones left the Company to pursue other opportunities.

(2) As of August 9, 2016, Dr. Johe ceased having policy making authority.

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Richard Daly, has been our Chief Executive Officer since February of 2016 and Chairman of the Board since June 2016. Mr. Daly brings over 25 years of commercial pharmaceutical experience working in positions of progressive responsibility in sales, marketing and operations. From November 2015 until February 2016, Mr. Daly was a managing partner at Ravine Rock Partners, LLC, a bio-pharmaceutical consulting company.  Prior to that, from August 2013 until February 2014, Mr. Daly (as an employee of BMS) was the U.S. President of the BMS-AZ Diabetes Alliance. In February 2014 AstraZeneca purchased the BMS interest in the Diabetes Alliance and Mr. Daly became the President of U.S. Diabetes, a subsidiary of AstraZeneca Pharmaceutical LP. He served in this position until November 2014. From October 2011 until November 2012, Mr. Daly was a founding partner, board member and investor in SagePath Partners LLC, a commercial outsourcing provider to the pharmaceutical industry.  Between July 2008 and October 2011, Mr. Daly was executive vice president of North and South America for Takeda NA, the north American subsidiary of Takeda Pharmaceuticals (TSE: TYO).  Since June 2015, Mr. Daly has served on the board of directors and on the Nomination/Governance (Chair) and Compensation Committees for Synergy Pharmaceuticals (NASDAQ: SGYP). Since February 2015, Mr. Daly has also served on the board of directors and on the Compensation Committee of Catalyst Pharmaceuticals (NASDAQ: CPRX).  Mr. Daly holds a BS in Microbiology from The University of Notre Dame and an MBA from Northwestern University's Kellogg Graduate School of Management. In evaluating Mr. Daly’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior work with both public and private organizations, including his experience in building biopharmaceutical organizations, his strong business development background and his past experience and relationships in the biopharma and biotech fields.

Jonathan Lloyd Jones, served as our chief financial officer from May 2015 until April 2017. Mr. Lloyd Jones has more than 25 years of corporate finance and business development experience. Mr. Lloyd Jones is a Chartered Accountant and holds a Masters of Business Administration from Wharton School of the University of Pennsylvania and a BSc from the University of Bradford. Mr. Lloyd Jones has a background in corporate finance, particularly in licensing and partnering initiatives and in instituting financial infrastructure. From January 2013 until October 2014, he served as Chief Financial Officer of Columbia Laboratories (Juniper Pharmaceuticals) (NASDAQ – JNP). Prior to that, from 2011 to 2012, Mr. Lloyd Jones served as Chief Financial Officer and Vice President of Corporate Development at TetraLogic Pharmaceuticals, a venture-backed pharmaceutical company. Additionally, from 2006 to 2010, Mr. Lloyd Jones served as Vice President, Finance, at TransMolecular, a privately-held clinical stage biotech company.

Scott V. Ogilvie, has served as a director on our board since February 2008. Mr. Ogilvie is currently the Executive Chairman of Formula Four Beverages, Inc., a functional beverage company that manufactures and sell OXiGEN water.  Additionally, Mr. Ogilvie is currently the President of AFIN International, Inc., an international private equity and strategic advisory firm, which he founded in 2006. Prior to December 31, 2009, he was CEO of Gulf Enterprises International, Ltd, an investment and strategic advisory company with primary activities in the Middle East and North Africa. He held this position since August 2006. Mr. Ogilvie previously served as Chief Operating Officer of CIC Group, Inc., an investment manager, a position he held from 2001 to 2007. He began his career as a corporate and securities lawyer with Hill, Farrer & Burrill, and has extensive public and private corporate management and board experience in finance, real estate, and life science and technology companies. During the past 5 years, Mr. Ogilvie has served on the board of directors of  Inpsyr Therapeutics, Inc. (OTCQB: NSPX) and Oxigenesis, Inc. and the Advisory Board of Profusa, Inc..  In evaluating Mr. Ogilvie’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior work in both public and private organizations regarding corporate finance, securities and compliance and international business development.

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William Oldaker, has served on our board of directors since April 2007. Mr. Oldaker is a founder and partner in the Washington, D.C. law firm of Oldaker Group LLC. Prior to founding the firm in 1993, Mr. Oldaker was a partner in the Washington office of the law firm of Manatt, Phelps and Phillips from 1987 to 1993. In 2004, Mr. Oldaker was a founder of Washington First Bank in Washington, D.C. and serves as a member of the board of directors. He previously served as a director of Century National Bank, from 1982 until its acquisition in 2001. Mr. Oldaker was appointed by President Clinton to serve as a commissioner on the National Bioethics Advisory Commission, a post he held until 2001. He is a member of the Colorado, D.C. and Iowa Bar Associations, the Bar Association for the Court of Appeals, D.C., and the Bar of the United States Supreme Court. He is also a partner in The National Group, a consulting firm. In evaluating Mr. Oldaker’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his extensive experience with managing and developing federal government regulations and expertise in the legislative process. He also was a founding member, and has served on the board of directors of a bank for almost thirty years.

Stanley Westreich, has served on our board of directors since February 2011. Mr. Westreich is the manager of Westreich Services, LLC, a private investment and advisory firm which he founded in 2005. Prior to founding Westreich Services, LLC, Mr. Westreich was President of Westfield Realty, Inc., a real estate development and construction company, from 1965 to 2005. From July 26, 1994 to May 2010 he served as a director of Capital One Financial Corporation (NYSE: COF) and also served as a director of Capital One Bank (USA), National Association. He served as a member of the Capital One Financial Corporation Compensation Committee from March 1995 through February 2010 and was its Chairman from March 1995 through April 2005. He has also served on the Capital One Financial Corporation Finance and Trust Oversight Committee from April 2004 to May of 2010. In evaluating Mr. Westreich’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior experience on the board of Capital One Financial and its related committees as well as his track record at Westreich Reality, Inc.

Sandford D. Smith, has served on our board of directors since March 2014. Since December 2011, Mr. Smith has served as Founder and Chairman of Global Biolink Partners. From 1996 until 2011, Mr. Smith served in various senior and executive management positions at Genzyme Corporation (Formerly NASDAQ: GENZ), including Executive Vice President and President, International Group with responsibility for the commercial activities for Genzyme’s products outside of the U.S. Prior to joining Genzyme, Mr. Smith served from 1986 to 1996 as President and Chief Executive Officer and a Director of Repligen Corporation, a formerly publicly traded biotechnology company. Mr. Smith previously held a number of positions with Bristol-Myers Squibb Company (NYSE: BMY) from 1977 to 1986, including Vice President of Business Development and Strategic Planning for the Pharmaceutical Group. Mr. Smith currently serves as a director of Cytokynetics, Inc. (NASDAQ: CYTK), Apricus Biosciences, Inc. (NASDAQ: APRI) and as chairman of Aegerion Pharmaceuticals, Inc. (NASDAQ: AEGR) and. Mr. Smith serves as a member of the President’s Advisory Board of Brigham and Women’s Hospital in Boston, member of the Advisory Board of Tullis Health Investors in Greenwich, and an advisor to BioNEST Partners in New York and Paris. Mr. Smith also is the founder of Smith Scholars, a medical residency program for physicians from resource-poor nations. In selecting Mr. Smith as a board member, the board took into account his history of marketing and developing of therapies targeted at rare disease or those with orphan designations as well as his general experience in the biotech industry.

Cristina Csimma, has served on our board of directors since September 2017.  Dr. Csimma is also a Board Member and Member of the Compensation and Nominating and Corporate Governance Committees of Juniper Pharmaceuticals.  She also serves on advisory boards including the Muscular Dystrophy Association Venture Philanthropy Scientific Advisory Committee; the Executive Oversight Board to the National Institutes of Health (NIH) NeuroNext Network; the External Oversight Committee of NIH Blueprint Neurotherapeutics Network, the Harvard and Brigham and Women’s Hospital MRCT Center External Advisory Board, the TREAT-NMD Advisory Committee for Therapeutics (TACT) and the Rockefeller University Robertson Therapeutic Development Fund Review Committee. She was previously the Executive Chair of the Board of Directors of Exonics Therapeutics, a Director of Vtesse (acquired in March 2017 by Sucampo Pharmaceuticals) and Cydan, where she was also President and founding CEO, the Vice President of Drug Development at Virdante Pharmaceuticals Inc (acquired by Momenta), Principal at Clarus Ventures LLC, and held roles in Clinical Development and Translational Research at Wyeth (now Pfizer), Genetics Institute and Dana Farber Cancer Institute.  Dr. Csimma holds both a Doctor of Pharmacy and a Bachelor of Science in Pharmacy from the Massachusetts College of Pharmacy and Allied Health Sciences, as well as a Master of Health Professions from Northeastern University.  In selecting Dr. Csimma, the board took into account her vast experience in the pharmaceutical industry, including her successes in developing drugs for various diseases throughout her career.

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Xi Chen, has served on our board of directors since December 2017. He has been the Assistant General Manager of Manufacture, Equipment, and Administration at Tianjin Kinnovata Pharmaceutical since 2014. He has also served as the Deputy Director of the Marketing Department at Tianjin Pharmaceutical Holdings since 2012. Previously, Dr. Chen was the Executive Vice General Manager of Tianjin Lights Medical Device Co., and a Research Associate, Lab Manager at the University of Ottawa, and Anesthesiologist at Tianjin Union Hospital.   Dr. Chen. holds a PhD in Enterprises Management, a Master’s Degree in Molecular Biology from University of Ottawa, and a Clinical Bachelor’s Degree from Tianjin Medical University. Dr. Chen was appointed as the director representative of the Series A 4.5% Convertible Preferred Stock by Tianjin Pharmaceuticals Group International Holdings Co., LTD, the sole holder of the outstanding Series A 4.5% Convertible Preferred Stock.

Board of Directors

Our Board consists of seven (7) members. Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Our Board is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require its approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

Board Meetings

During 2017, the Board held ten (10) meetings and acted through unanimous written consent six (6) times. Each director attended at least 75% of all meetings of the general Board and each respective committee on which such director serves. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all board meetings and meetings of the committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Information with regard to committee meetings and written consent is provided for below in the section of this proxy statement entitled “Committees.” Although attendance of meetings is encouraged, we do not have a formal policy regarding attendance by directors at board and committee meetings.

Attendance at 2017 Annual Meeting

Though we do not have a formal policy regarding attendance by directors at annual meetings of stockholders, attendance is encouraged. Our 2017 Annual Meeting was attended, in person by the following Company directors at the time: Messrs. Daly, Ogilvie, Oldaker, Smith and Dr. Sohn; and was attended telephonically by director Mr. Westreich.

Classification of Board

Pursuant to our bylaws, we have a classified Board which is divided into three classes with staggered three-year terms. Only one class may be elected each year, while the directors in the other classes continue to hold office for the remainder of their three-year terms. The Board may, on its own, determine the size of the exact number of directors on the Board and may fill vacancies on the Board. Notwithstanding, the holder of our Series A 4.5% Convertible Preferred Stock has the right to appoint one board member. Dr. Xi Chen has been appointed and currently serves as such director as of 9/17/2017. The procedure for electing and removing directors on a classified board of directors generally makes it more difficult for stockholders to change management control by replacing a majority of the board at any one time, and the classified board structure may discourage a third party tender offer or other attempt to gain control of the Company and may maintain the incumbency of directors. In addition, under our bylaws, directors may only be removed from office by a vote of the majority of the shares then outstanding and eligible to vote.

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Independent Directors

Our common stock is listed on the NASDAQ Capital Market. As such, we are subject to the NASDAQ Stock Market LLC (“NASDAQ”) director independence standards. In accordance with these standards, in determining independence the Board affirmatively determines whether a director has a "material relationship" with Neuralstem that would compromise his or her independence from management or would cause him or her to fail to meet the NASDAQ’s specific independence criteria. When assessing the "materiality" of a director's relationship with Neuralstem, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and, where applicable, the frequency and regularity of the services, and whether the services are being carried out at arm's length in the ordinary course of business. Material relationships can include commercial, consulting, charitable, familial and other relationships. A relationship is not material if, in the Board's judgment, it is not inconsistent with the NASDAQ’S director independence standards and it does not compromise a director's independence from management.

Applying the NASDAQ’s standards, the Board has determined that Messrs. Ogilvie, Oldaker, Smith and Westreich, and Drs. Csimma and Chen are each “independent” as that term is defined by the NASDAQ’s standards. Messrs. Ogilvie and Smith are up for reelection at the 2018 Annual Meeting.

Communications with Directors

We have adopted a formal process for shareholder communications with our independent directors. The policy, is available on our website, www.neuralstem.com in the “Governance Documents” section in the “Corporate Governance” section under the “Investors” tab. Individuals wanting to communicate with our directors are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, Neuralstem, Inc., 20271 Goldenrod Lane, Suite 2024, Germantown, MD 20876.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by us that are addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Corporate Governance Guidelines and Code of Ethics

We have adopted Corporate Governance Guidelines that are intended to ensure that our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. The Corporate Governance Guidelines are intended to align the interests of directors and management with those of our shareholders and establish practices for the Board with regard to its oversight of the Company. Under our guidelines, the Board conducts a self-evaluation to assess adherence to the Corporate Governance Guidelines and identify opportunities to improve Board performance. A copy of our codes can be viewed on our website at www.neuralstem.com under “Governance Documents” in the “Corporate Governance” section under the “Investors” tab.

In addition to our Corporate Governance Guidelines, we have adopted several guidelines intended to promote the honest and ethical conduct of our officers, directors, employees and consultants. They include, our "Code of Ethics” that applies to our officer, directors and employees and our “Finance Code of Professional Conduct” that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and any persons who participate in our financial reporting process. A copy of our codes can be viewed on our website at www.neuralstem.com under “Governance Documents” in the “Corporate Governance” section under the “Investors” tab.

The codes incorporate our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The codes also incorporate our expectations of our officers, directors and employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the codes incorporate guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; reporting violations; and maintaining accountability for adherence to the codes.

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We intend to disclose future amendments to certain provisions of our codes, or waivers of such provisions on our web site within four business days following the date of such amendment or waiver.

Stock Ownership Guidelines

On November 10, 2016, we have adopted stock ownership guidelines for our Chief Executive Officer and Chief Scientific Officer and named executive officers. Under the guidelines, our CEO and CSO are expected to own shares of our common stock that have a value equal to 2x their respective annual salaries. All other named executive officers or Section 16 filing employees are expected to own shares of our common stock that have a value equal to 1x their respective annual salaries. Shares may be owned directly by the individual, or owned jointly with or separately by the individual’s spouse, or held in trust for the benefit of the individual, the individual’s spouse or children. Share ownership requirements must be met within five years after first becoming subject to the guidelines.

Committees

We have established three (3) corporate governance committees comprised of the: (i) Audit Committee; (ii) Compensation Committee; and (iii) Governance and Nominating Committee. The committee membership and the function of each of the committees are described below. Each committee is governed by written committee charters. We periodically review such charters and may amend or update the process and procedures contained therein. In the event of such amendment or update, we will promptly post our revised charter on our website. In addition to our established committee, we may from time to time establish special committees as the Board deems necessary. A copy of each respective committee’s charter can be viewed on our website at www.neuralstem.com under “Corporate Governance” under the “Investors” tab.

The table below identifies the Board’s standing committees and committee membership as of March 31, 2018:

Director	Independent	Audit Committee	Governance and Nominating Committee	Compensation Committee
William Oldaker	Yes	Chair	---	Member
Scott Ogilvie	Yes	Member	Member	---
Stanley Westreich	Yes	---	Member	Member
Dr. Cristina Csimma	Yes	---	Chair	---
Sandford D. Smith	Yes	Member	---	Chair

Each member of the Audit Committee, the Compensation Committee and the Governing and Nominating Committee is considered independent under NASDAQ listing criteria.

Audit Committee

We have a designated audit committee in accordance with section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Messrs. Ogilvie, Oldaker and Smith. The main function of our Audit Committee is to oversee our accounting and financial reporting processes. The Audit Committee assists the Board in fulfilling its oversight and monitoring responsibility of reviewing the financial information provided to shareholders and others, appoints Neuralstem’s independent registered public accounting firm, reviews the services performed by the independent registered public accounting firm and Neuralstem’s finance department, evaluates Neuralstem’s accounting policies and the system of internal controls established by management and the Board, reviews significant financial transactions, and oversees enterprise risk management.

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During 2017, our Audit Committee held four (4) meetings and acted by written consent three (3) times. The Board has determined that Messrs. Ogilvie, Oldaker are each an “audit committee financial expert” within the meaning of SEC rules. An audit committee financial expert is a person who can demonstrate the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.

Governance and Nominating Committee

Our Governance and Nominating Committee’s purpose is to assist our board of directors in identifying individuals qualified to become members of our board of directors consistent with criteria set by our board of directors, to oversee the evaluation of the board of directors and management, and to develop and update our corporate governance principles. The Governance and Nominating Committee has recommended to the full Board the nominee named in this Proxy Statement for election to the Board. Messrs. Westreich, Ogilvie and Dr. Csimma are the members of the Governance and Nominating Committee. During 2017, our Governance and Nominating Committee held two (2) meetings and acted by written consent two (2) time.

The Governance and Nominating Committee evaluates candidates for the Board. Candidates may come to the attention of the Governance and Nominating Committee through current Board members, professional search firms, stockholders or other persons. The Governance and Nominating Committee will consider nominees recommended by our stockholders. For additional information regarding the process for nominee submission and selection, see the “Consideration of Director Nominees” on page 20 of this proxy statement.

Compensation Committee

The Compensation Committee reviews and approves the compensation arrangements for Neuralstem’s executive officers, including the CEO, administers our equity compensation plans, and reviews the Board’s compensation. Messrs. Smith, Westreich, and Oldaker are members of the Compensation Committee. During 2017, the Compensation Committee held eight (8) meetings and acted by written consent three (3) times.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. At present, the positions of Chairman and Chief Executive Officer are held by the same individual.  Based on our Chief Executive Officer’s knowledge of the Company, its business and its industry, the Board believes this structure is currently in the best interest of the Company and its shareholders.

Risk Oversight

The Company has a risk management program overseen by the Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board Committee or the full Board for oversight. For example, strategic risks are referred to the full Board while financial risks are referred to the Audit Committees. The Board regularly reviews information regarding the Company's liquidity and operations, as well as the risks associated with each, and annually reviews the Company's risks as a whole. Also, the Compensation Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking. Mr. Stanley Westreich serves as the Board’s lead independent board member. As the Company’s lead independent director, Mr. Westreich has the following responsibilities:

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•	Advising the executive chairman of the Board as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly.

•	Confirming the agenda with the Chief Executive Officer for meetings of the Board.

•	Coordinating and moderating executive sessions of the Board’s independent directors.

•	Acting as the principal liaison between the independent directors and the executive chairman of the Board on sensitive issues.

•	Performing such other duties as the Board may from time to time delegate in order to assist the Board in the fulfillment of its responsibilities.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The policy of our Governance and Nominating Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. In evaluating such recommendations, the Governance and Nominating Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by the Governance and Nominating Committee should include the candidate’s (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (v) a written indication of the candidate’s willingness to serve on the Board, (vi) any other information required to be provided under securities laws and regulations, and (vii) a written indication to provide such other information as the Governance and Nominating Committee may reasonably request. There are no differences in the manner in which the Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Neuralstem, Inc.

Attn: Corporate Secretary

20271 Goldenrod Lane, Suite 2024

Germantown, Maryland 20876

Fax: 301-560-6634

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Question 28”— What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 10 of this proxy statement.

Director Qualifications

Our Governance and Nominating Committee will evaluate and recommend candidates for membership on the Board consistent with criteria established by the Board. While the Board has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, due to the nature of our business, the Board believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates.

Although the Board has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess, when considering a potential non-incumbent candidate, the Governance and Nominating Committee will factor into its determination the following qualities of a candidate: educational background, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, and ability to represent the best interests of our stockholders.

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The Board is composed of a diverse group of individuals who have gained experience over their respective careers in strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Most of our directors also have experience serving on boards of directors and board committees of other public and private companies, which provides an understanding of different business processes, challenges, and strategies. Some of our directors also have experience with regard to the protection of intellectual property and litigation strategy as well as with the development of our core technologies.

The Governance and Nominating Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Identification and Evaluation of Nominees for Directors

Our Governance and Nominating Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Governance and Nominating Committee through stockholders, management, current members of the Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the committee deems appropriate, including the use of third parties to review candidates.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and stockholders owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2017:

Name of Reporting Person	Type of Report and Number Filed Late	No. of Transactions Reported Late

Xi Chen, PhD	Form 3	1

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Procedure

We review all known relationships and transactions in which Neuralstem and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our management, in consultation with our outside legal consultants, determines based on specific fact and circumstances whether Neuralstem or a related party has a direct or indirect interest in these transactions. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If it is determined that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;

•	the nature of the related party’s interest in the transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Neuralstem and our stockholders;

•	the potential impact of the transaction on a director’s independence; and

•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Related Party Transactions

Summarized below are certain transactions and business relationships between Neuralstem and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2016.

Information regarding disclosure of an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction is included in the Section of this proxy statement entitled “Director Compensation” and “Executive Compensation.”

Information regarding disclosure of compensation to a director is included in the Section of this proxy statement entitled “Director Compensation.”

Information regarding the identification of each independent director is included in the Section of this proxy statement entitled “Director, and Executive Officers -- Independent Directors.”

•	On October 30, 2017, we entered into an employment agreement with Dr. Karl Johe. Pursuant to the terms of the agreement, we will employ Dr. Johe as our chief scientific officer for a term of five (5) years and he will be entitled to receive an annual salary of $500,000. In addition, he will be eligible to earn up to fifty percent (50%) of his base salary as a cash bonus annually, with such amount to be determined by the board of directors.

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Dr. Johe additionally will have the right to participate in a long-term incentive program to receive a performance based restricted stock award grant with milestones to be determined by the Board. Dr. Johe is also eligible to receive certain bonuses based upon the Company recognizing cash payments for certain business development opportunities. Dr. Johe is further provided with a monthly car allowance of up to $500.00 per month during his employment. In the event that Dr. Johe is terminated without “Cause” or Dr. Johe terminates the employment relationship for “Good Reason,” he will be entitled to (i) the greater of $1,000,000 or the remaining salary for the duration of his employment agreement; and (ii) the acceleration of vesting of his outstanding equity awards.

•	On April 10, 2017, the Board and Compensation Committee amended the Company’s non-employee director compensation plan. Under the amended plan, each director receives $100,000 payable in either (i) cash, (ii) equity grants consisting of common stock purchase options, restricted stock units or restricted stock, or (iii) a combination thereof at the election of each non-employee director. Dr. Johe is also entitled to receive an annual stock option award to purchase at least 100,000 shares of common stock which shall each vest over a five (5) year period.

In addition to amending the plan, the Board and Compensation Committee approved the payment of the directors’ previously deferred compensation for the period from July 1, 2016 through June 30, 2017.

•	During 2015 and 2016, all of our officers and directors entered into our revised standard indemnification agreement.

•	Between September 23, 2016 and May 15, 2017, Richard Daly, our CEO and Chairman purchased an aggregate of 23,312 shares of common stock at prices ranging from $3.64 to $4.16 based on the closing price of the common stock on such respective date of purchase. The company received aggregate proceeds of approximately $90,000 from the sale of such securities.

•

Between September 23, 2016 and March 24, 2017, Jonathan Lloyd Jones, our former CFO purchased an aggregate of 7,859 shares of common stock at prices ranging from $4.16 to $5.50 based on the closing price of the common stock on such respective date of purchase. The company received aggregate proceeds of $40,000 from the sale of such securities.

•	On December 12, 2016, we closed an offering of $20,000,000 of our securities to Tianjin Pharmaceuticals Group International Holdings Co., LTD. Pursuant to the offering, we issued Tianjin an aggregate of (i) 2,192,308 shares of common stock at a price per share of $3.289 and (ii) 1,000,000 shares of Series A 4.5% Convertible Preferred Stock with a stated value of $12.7895 per share and which are convertible into 3,888,568 common shares as of the date hereof.

•	On August 10, 2016, we entered into an expense reimbursement agreement with Dr. Karl Johe, our chief scientific officer. Pursuant to the agreement, Dr. Johe agreed to repay approximately $670,000 in expenses that we determined to have been improperly paid under our prior expense reimbursement policies. At March 31, 2018, $457,588 is still owed to Neuralstem.

•	On June 16, 2016, we entered into an amendment to the general release and waiver of claims with I. Richard Garr. Pursuant to the amendment, Mr. Garr agreed to forego two lump sum payments of $177,000 (an aggregate of $354,000) owed to him by the Company and previously payable on January 1, 2017 and March 1, 2017.

•	On March 1, 2016, we entered into a general release and waiver of claims agreement with I. Richard Garr in connection with his resignation as the Company’s chief executive officer. Mr. Garr’s employment agreement previously required the Company to pay Mr. Garr, upon termination of employment and as severance, (i) a one-time payment of $1,000,000 and (ii) the vesting of all outstanding, but unvested awards and grants. Pursuant to the release, the terms of Mr. Garr’s severance were amended as follows: (i) Mr. Garr will continue to earn his current monthly salary until March 2017, (ii) Mr. Garr will receive payments in the amount of $177,000 to be paid on June 1, 2016, January 1, 2017 and March 1, 2017, (iii) Mr. Garr will continue to receive healthcare benefits until March 2017, and (iv) the immediate vesting of any previously outstanding but unvested equity awards.

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•	Effective June 1, 2016, Mr. Daly, our chief executive officer agreed to a salary reduction of $30,000 per annum bringing his annual salary to $410,000.

•	Effective June 1, 2016, Dr. Karl Johe, our chief scientific officer agreed to a salary reduction of $260,000 bringing his annual salary to $490,000.

•	On February 15, 2016, in connection with Mr. Richard Daly’s employment as our new Chief Executive Officer, we entered into an at-will employment agreement with Mr. Daly. Pursuant to the terms of the agreement, Mr. Daly will receive a base salary of $440,000 per year and will be eligible to receive an annual cash bonus based on achievement of certain performance goals with a target of 50% of his base salary. In addition, as an inducement to Mr. Daly’s employment, we issued him an inducement option to purchase 211,539 shares of Common Stock. The inducement option has a term of ten (10) years, and vests as follows: (i) 52,885 options vest on the six (6) month anniversary of the grant date, (ii) 52,885 options vest on the one (1) year anniversary of the grant date and the remaining 105,769 options vesting quarterly over the subsequent three (3) year period such that the inducement option will be fully vested on the four (4) year anniversary of the grant date.

Additionally, the agreement provides: (a) Mr. Daly with a housing allowance of up to $5,000 per month for rental of an apartment near the Company’s headquarters until the earlier of (i) 12 months from the Effective Date or (ii) such time as Mr. Daly relocates to where the Company is headquartered; (b) for the reimbursement of Mr. Daly’s reasonable commuting expenses between the Chicago, Illinois area and the Washington, D.C. area, including air travel; (c) for the offset of any tax liability of Mr. Daly associated with such housing allowance and commuting expense reimbursements; (d) for the reimbursement of Mr. Daly for incurrence of fees for tax and financial planning up to $5,000 on an annual basis, subject to the Company’s receipt of appropriate documentation, and (e) for the reimbursement of reasonable legal and accounting expenses incurred in connection with his employment.

Also, pursuant to the agreement if we terminate Mr. Daly’s employment without Cause or Mr. Daly resigns with Good Reason, as each term is defined in the agreement, Mr. Daly will be eligible for (a) payment of his accrued but unpaid base salary, any unpaid or unreimbursed expenses and any accrued but unused vacation through the date of termination; and (b) continued payment of his base salary for (i) 18 months following the termination date if termination occurs within 12 months of his employment date, (ii) 12 months following the termination date if termination occurs within between 12 and 24 months of his employment date, or (iii) 9 months following the termination date if termination occurs 24 months after his employment date. Further, if within 18 months following a sale event (as defined in the Company’s inducement plan) Mr. Daly’s employment is (a) terminated by the Company for any reason (other than as a result of his death or disability or a with Cause termination) or (b) terminated by Mr. Daly with Good Reason, then Mr. Daly will be eligible to receive, in addition to the severance benefits: (i) acceleration of the vesting of 100% of Mr. Daly’s then outstanding unvested equity awards and (ii) payment of a pro rata portion of Mr. Daly’s target annual bonus for the year in which the termination of employment occurs.

DIRECTOR COMPENSATION

Board Compensation Arrangements

Our non-executive director compensation program is overseen and approved by our Compensation Committee and is designed to enable us to continue to attract and retain highly qualified directors by ensuring that director compensation is in line with peer companies competing for director talent, and is designed to address the time, effort, expertise, and accountability required of active board membership. In general, we believe that annual compensation for non-employee directors should be cash and equity based and designed to compensate members for their service on the Board and its committees, align the interests of directors and stockholders and, by vesting over time, to create an incentive for continued service on the Board. Our Compensation Committee annually reviews and approves compensation programs related to our non-employee members of the Board of Directors.

The following are the terms of our legacy and current amended Director Compensation Plans pursuant to which non-employee directors are compensated:

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Legacy Plan 1 (no longer in effect)

Securities

Each director received a $200,000 annual board fee, subject to annual review and adjustment. On May 31, 2016, the annual board fee was reduced from $200,000 to $100,000. The board fee was payable in restricted stock, restricted stock units, or common stock options at the election of the director. Such grants were made as of July 1 each year and vest quarterly over the grant year. Fees for new directors appointed or elected during the year were pro-rated and made on the fifth (5th) day following such approval and acceptance on the Board.

Each continuing director elected to receive the board fee in either restricted stock, restricted stock units, or common stock options by June 15th of each year. New directors made such election upon a notification of their approval to serve on the board. A failure to make any election resulted in the fee being paid via a stock option grant.

All grants of restricted stock and restricted stock units were valued using the adjusted closing bid price of the Company’s common stock on the applicable grant date. All option grants were valued using the Black-Scholes option pricing model and were subject to customary assumptions used in the preparation of the financial statements.

Legacy Plan 2 (no longer in effect)

On April 10, 2017, the director compensation plan was modified such that each non-employee director receives a $100,000 annual board fee subject to annual review and adjustment. The annual board fee is payable in either (i) cash, (ii) equity grants consisting of common stock purchase options, restricted stock units or restricted stock, or (iii) a combination thereof at the election of each non-employee director. Directors electing to receive their annual fee in cash will receive four equal quarterly payments during the year. Applicable equity grants will be made as of July 1 of each year and will vest quarterly over the grant year. Fees for new directors appointed or elected during the year will be pro-rated and made on the fifth (5th) day following such approval and acceptance on the Board.

Each continuing director will be required to make an election to receive the board fee in either cash, restricted stock, restricted stock units, or common stock options by June 15th of each year. All grants of restricted stock and restricted stock units will be valued using the adjusted closing bid price of the Company’s common stock on the applicable grant date. All option grants will be valued using the Black-Scholes option pricing model and are subject to customary assumptions used in the preparation of the financial statements.

Current Plan (currently in effect)

Effective July 1, 2017, the compensation committee of the Company approved an amendment to the non-employee Board compensation policy, whereby each non-employee director will receive a $100,000 annual board fee subject to annual review and adjustment. The annual board fee is payable as follows: (i) up to $50,000 in cash and (ii) the balance in equity grants consisting of common stock purchase options, restricted stock units or restricted stock, at the election of each non-employee director. Directors electing to receive a portion of their annual fee in cash will receive four equal quarterly payments during the year. Applicable equity grants will be made as of July 1 of each year and will vest quarterly over the grant year. Fees for new directors appointed or elected during the year will be pro-rated and made on the fifth (5th) day following such approval and acceptance on the Board.

Each non-employee director continuing service will be required to make an election to receive the board fee in either cash, restricted stock, restricted stock units, or common stock options or a combination thereof by June 15th of each year. All grants of restricted stock and restricted stock units will be valued using the adjusted closing bid price of the Company’s common stock on the applicable grant date. All option grants will be valued using the Black-Scholes option pricing model and are subject to customary assumptions used in the preparation of the financial statements.

Board Compensation for 2017

The following table summarizes compensation paid to non-employee directors during 2017.

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Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (h)
William Oldaker
Independent Director (1)	-	$100,000	-	-	-	-	$100,000
Scott Ogilvie
Independent Director (2)	$50,000	-	50,000	-	-	-	$100,000
Stanley Westriech
Independent Director (3)	$-	$100,000	-	-	-	-	$100,000
Cristina Csimma
Independent Director (4)	$39,178	$39,178	-	-	-	-	$78,356
Xi Chen
Independent Director (5)	$26,712	$26,712	-	-	-	-	$53,424
Sandford Smith
Independent Director (6)	$50,000	$50,000	-	-	-	-	$100,000

 __________________________

(1)	On July 14, 2017, the Director elected to receive their compensation for the period from July 1, 2017 - June 30, 2018 in the form of $100,000 in restricted stock awards represented by 18,622 shares. The shares vests quarterly over the grant year.

(2)	On July 14, 2017, the Director elected to receive their compensation for the period from July 1, 2017 - June 30, 2018 in the form of 50,000 in cash and $50,000 in common stock purchase options represented by 13,574 options with an exercise price of $5.37 and a term of 10 years. The option vests quarterly over the grant year.

(3)	On July 14, 2017, the Director elected to receive his annual compensation for the period from July 1, 2017 through June 30, 2018 in the form of $100,000 in restricted stock awards represented by 18,622 shares. The shares vest quarterly over the grant year.

(4)	On September 25, 2017, pursuant to joining the Board of Directors, the Director elected to receive their compensation for the period from September 25, 2017 through June 30, 2018 in $39,178 cash and $39,178 in restricted stock awards represented by 28,598 shares. The shares vest quarterly until June 30, 2018.

(5)	On December 18, 2017, pursuant to joining the Board of Directors, the Director elected to receive their compensation for the period from December 18, 2017 through June 30, 2018 in $26,712 cash and $26,712 in restricted stock awards represented by 13,987 shares. The share vests quarterly until June 30, 2018.

(6)	On July 14, 2017, the Director elected to receive his annual compensation for the period from July 1, 2017 through June 30, 2018 in the form of $50,000 in cash and $50,000 in restricted stock units represented by 9,311 restricted stock units. The restricted stock units vest quarterly over the grant year.

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EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our non-executive director and executive compensation programs impact all of our employees by establishing a general framework for compensation and creating a work environment focused on expectations, goals, and rewards. Because the performance of every employee is important to the overall success of the Company, our Board is mindful of the impact that our compensation programs have on all of our employees. In considering our compensation policies and practices, our Board balances the needs to conserve cash and minimize stockholder dilution against the requirements to attract, retain, and motivate our non-executive directors, executives and other employees while fostering an innovative and entrepreneurial corporate culture. Our Board strives to act in the long-term best interests of the Company and its stockholders, as well as ensure that the components of compensation do not, individually or in the aggregate, encourage excessive risk-taking.

Compensation-Setting Process

Role of the Board, Compensation Committee and Management

The Compensation Committee is responsible for overseeing, determining, recommending and approving the compensation of our non-executive directors, CEO and other executives, including the other Named Executive Officers. From time to time during the year, the Compensation Committee will review the compensation of our non-executive directors, CEO and other executives, determine whether to make any adjustments to their respective compensation. With regard to our executive officers, the Compensation Committee reviews base salaries, determine whether an annual incentive award was earned for the last completed fiscal year based on its assessment of the Company and individual performance for that period and, if so, the amount of any such bonuses, and determine whether to make equity awards based on Company and individual performance.

As described below, the Compensation Committee gives considerable weight to our CEO’s performance evaluation of the other executives because of his direct knowledge of each executive’s performance and contributions. The Compensation Committee conducts an annual review of our executives’ compensation and considers adjustments in executive compensation levels to ensure alignment with our compensation strategy and competitive market practices. During this process, the Compensation Committee is also mindful of the results of the shareholder’s Advisory Vote on Executive Compensation during the most recent vote and although not binding, is considered in the compensation setting process.

Role of Senior Management

The Compensation Committee typically seeks the input of our CEO when discussing the performance of and compensation for our other executives, including the other Named Executive Officers. In this regard, at the request of the Compensation Committee our CEO reviews the performance of the other executives, including the other Named Executive Officers, annually and presents to the Compensation Committee his conclusions and recommendations as to their compensation, including base salary adjustments, annual incentive awards, and long-term equity incentive awards. The Compensation Committee then uses these recommendations as one factor in its deliberations to determine the compensation of our executives.

Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the oversight of our non-executive director and executive compensation program and related policies and practices. For compensation related to the year end 2017, the Compensation Committee consulted with Radford, an Aon Hewitt Company and national compensation consulting firm with regard to both our non-executive director and executive compensation program. Radford was engaged to provide the Compensation Committee with information, recommendations, and other advice relating to these compensation programs on an ongoing basis. Radford was directly engaged and serves at the discretion of the Compensation Committee and provides no other services to the Company. The company plans to retain Radford again for the year end 2018.

Competitive Positioning

In making compensation decisions, the Compensation Committee reviews independent survey data, such as the Radford Global Life Sciences compensation survey, as well as publicly-available data from companies with which we compete for executive talent. The companies chosen for comparison may differ from one executive to the next depending on the scope and nature of the business for which the particular executive is responsible.

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Although the compensation data from comparable companies is useful comparative information, the Compensation Committee does not require that the compensation components of the non-executive directors or individual executives bear any particular relationship to the compensation of non-executive director or executives of similar positions of those comparable companies. In development-focused companies within the biopharmaceutical industry, many traditional measures of corporate performance, such as earnings-per-share or sales growth, may not readily apply in reviewing the performance of executives. Because of the Company’s current stage of development, the Compensation Committee evaluates other indications of performance, including progress towards the Company’s research and development programs and corporate development activities, as well as the Company’s success in securing capital sufficient to enable the Company to continue research and development activities, in its decision-making process.

Say-on-Pay

At our 2017 Annual Meeting of Stockholders held on June 22, 2017, we submitted two proposals to our stockholders regarding our executive compensation practices.

The first was an advisory vote on the 2016 compensation awarded to our named executive officers (commonly known as a “say-on-pay” vote). At our 2017 annual meeting, excluding broker non-votes, approximately 1,769,425 shares cast votes with regard to the say-on-pay proposal. Of those, 1,556,672 or approximately 88%, of the shares approved the compensation of named executive officers. We believe that the outcome of our say-on-pay vote signals our stockholders’ support of our compensation approach, specifically our efforts to retain and motivate our named executive officers. In light of this stockholder support, the Compensation Committee determined not to change its approach to compensation. However, even though stockholders demonstrated overwhelming support for our compensation approach in 2017, the Compensation Committee annually reevaluates our compensation practices to determine how they might be improved. The Compensation Committee will continue to consider the outcome of say-on-pay votes when making future compensation decisions for our named executive officers.

The second proposal was a vote on the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers (commonly known as a “say-when-on-pay” vote). The frequency of every year received the highest number of votes cast. Notwithstanding these results, our Board of Directors determined that we would hold our next say-on-pay votes at the 2020 Annual Meeting.

Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned by, our named executive officers for the years ended December 31, 2017 and 2016. All references to common stock, shares, and per share amounts have been retroactively restated to reflect the 1:13 reverse stock split that became effective on January 6, 2017.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards		Nonequity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	($) (c)	($) (d)	($) (e)	($) (f) (2)		($) (g)	($) (h)	($) (i) (1)	($) (j)
Richard J. Daly	2017	$410,000	-	-	85,446	(3)	-	-	-	$495,446
Chief Executive, President	2016	$367,782	-	183,891	1,208,050	(4)	-	-	-	$1,759,723

Jonathan Lloyd Jones	2017	$315,000	-	-	-		-	-	-	$315,000
Chief Financial Officer	2016	$315,000	157,500	-	48,976	(5)	-	-	-	$521,476

___________________________

(1)	Includes automobile allowance, relocation allowance, perquisites and other personal benefits.
(2)	For additional information regarding the valuation of Option Awards, refer to Note 5 of our financial statements in the section captioned "Stock Options" contained in our Annual Report filed March 23, 2017 with the SEC on form 10-K.
(3)	Represents 211,539 options awarded as an inducement grant on February 15, 2016. The inducement options have a stirke price of $8.97 and vest 25% on the six month anniversary of the grant date, 25% on the one year anniversary of the grant date, and 50% quarterly over the subsequent three year period thereafter.
(4)	Represents 100,000 options awarded as a Short-Term incentive on November 7, 2017 valued at $85,446. The Long-Term incentive options have a strike price of $1.12 and vest quarterly over 1-year.
(5)	Represents 6,137 options were awarded as a Long-Term incentive on March 8, 2016 valued at $48,976. The Long-Term incentive options had a strike price of $12.22, vested quarterly over a three-year period and originally were to expire March 8, 2026. These awards expired unexercised in conjunction with the CFO departure from the Company.

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Employment Agreements and Arrangements and Change-In-Control Arrangements

Employment Agreement with Richard Daly

On February 15, 2016, Richard Daly was appointed Chief Executive Officer, President, and as a member of the Company’s board of directors (“Effective Date”). Pursuant to the terms of the employment agreement, Mr. Daly will receive a base salary of $440,000 per year and will be eligible to receive an annual cash bonus based on achievement of certain performance goals with a target of 50% of his base salary. Effective June 1, 2016, Mr. Daly agreed to a voluntary salary reduction of $30,000 per year, bringing his annual salary to $410,000 per year.

Mr. Daly’s employment agreement provides for severance in the event Company terminates Mr. Daly’s employment without Cause or Mr. Daly resigns with Good Reason, as each term is defined in the employment agreement, Mr. Daly will be eligible for (a) payment of his accrued but unpaid base salary, any unpaid or unreimbursed expenses and any accrued but unused vacation through the date of termination; and (b) continued payment of his base salary for (i) 18 months following the termination date if termination occurs within 12 months of the Effective Date, (ii) 12 months following the termination date if termination occurs within between 12 and 24 months of the Effective Date, or (iii) 9 months following the termination date if termination occurs 24 months after the Effective Date (collectively, the “Severance Benefits”). Further, if within 18 months following a Sale Event (as defined in the Company’s inducement stock option plan) Mr. Daly’s employment is (a) terminated by the Company for any reason (other than as a result of his death or disability or a with Cause termination) or (b) terminated by Mr. Daly with Good Reason, then Mr. Daly will be eligible to receive, in addition to the Severance Benefits: (i) acceleration of the vesting of 100% of Mr. Daly’s then outstanding unvested equity awards and (ii) payment of a pro rata portion of Mr. Daly’s target annual bonus for the year in which the termination of employment occurs.

Mr. Daly also entered into a confidential information and invention assignment agreement governing the ownership of any inventions and confidential information. Mr. Daly also entered into the Company’s standard indemnification agreement which is entered into by the Company’s officers and directors. In the event of a termination for any reason other than “Cause,” we will be required to make such payments, approximately as follows:

Officer	Severance(1)	Accelerated Vesting of Awards(2)	Total
Richard Daly	$410,000	$60,000	$470,000

(1)	Assumes termination at December 31, 2017.
(2)	Derived from the intrinsic value of the stock options as of December 31, 2017 using a market value of $1.72 for the Company’s common stock.

Mr. Daly’s agreement contains non-solicitation, and confidentiality covenants. The agreement may be terminated by either party with our without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with Jonathan Lloyd Jones

We had a written employment agreement with Jonathan Lloyd Jones our Chief Financial Officer. Pursuant to the agreement and until he left the Company on April 30, 2017 to pursue other opportunities, Mr. Lloyd Jones was entitled to an annual salary of $315,000 paid monthly.  Additionally, Mr. Lloyd Jones’ employment agreement provided for certain performance bonuses as determined from time to time by our Compensation Committee. For 2016, Mr. Lloyd Jones’ target levels for annual incentive bonus and long term equity compensation were: (i) 50%, and (ii) 50%, of Mr. Lloyd Jones’ 2016 base salary, respectively. For 2017, Mr. Lloyd Jones’ target bonus levels for annual incentive and long term equity compensation bonuses had not been determined prior to his leaving the Company. Mr. Lloyd Jones’ employment agreement also provided for the reimbursement of reasonable business expenses.  Mr. Lloyd Jones’ employment agreement was at-will.

Mr. Lloyd Jones’ employment agreement also provided that in the event Mr. Lloyd Jones is terminated for any reason other than “Cause”, then he shall be entitled to (i) severance in an amount equal to one year of his annual salary and (ii) the immediate vesting of all previously unvested stock options granted to Mr. Lloyd Jones upon execution of his employment agreement, or 3,847 aggregate options (collectively, “Termination Provisions”).  Mr. Lloyd Jones left the Company on April 30, 2017 and pursuant to a separation agreement and release, he received in lieu of any compensation owed under the terms of his employment, (i) payment of an aggregate of $315,000 payable in twelve (12) equal monthly installments and (ii) the vesting of all outstanding options previously granted to him.

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Outstanding Equity Awards Value at Fiscal Year-End

The following table includes information with respect to the value of all outstanding equity awards previously awarded to our named executive officers as of December 31, 2017. All references to common stock, share, and per share amounts have been retroactively restated to reflect the 1-for-13 reverse stock split that became effective on January 6, 2017.

		Number of securities underlying unexercised options - exercisable	Number of securities underlying unexercised options - unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan award: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Name		(#)	(#)	(#)	($)		(#)	($)	(#)	(#)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Richard J. Daly	(1)	132,212	79,327	-	$8.97	2/15/2026	-	-	-	-
	(2)		100,000		$1.12	11/7/2027	-	-	-	-

________________________

(1)	On February 16, 2016, we granted our CEO an inducement option to purchase 211,539 common shares. The option was granted under our Inducement Plan. The award vests at a rate of 52,885 options at each the six-month and one-year anniversary of the grant date with the remaining 105,769 vesting quarterly over the subsequent three (3) year period. The only vesting condition is Mr. Daly's continued employment.

(2)	On November 7, 2017, we granted our CEO an option to purchase 100,000 common shares. The option was granted under our 2010 Stock Plan. The award vests quarterly over a 1-year period. The only vesting condition is Mr. Daly’s continued employment.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our equity compensation plans as of December 31, 2017.

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Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c )
Equity compensation plans approved by security holders
2005 Stock Plan, as amended and restated	20,386	$26.30	-
2007 Stock Plan	456,279	$40.31	-
2010 Equity Compensation Plan	1,217,108	$13.65	431,263
Equity compensation plans not approved by security holders
Inducement Award Stock Option Plan	211,539	$8.97	250,000
Total	1,905,312	$19.65	681,263

Inducement Award Stock Option Plan

On February 15, 2016, the board of directors approved our Inducement Award Stock Option Plan (“Inducement Plan”). The Inducement Plan is used exclusively for the granting of options to individuals who were not previously an employee or non-employee director of the Company whom is being hired by the Company. Under the terms of the Inducement Plan, the administrator of the Inducement Plan (board or committee thereof), is authorized to issue up to 461,538 options to purchase common stock provided that (i) the exercise price per share of all options shall not be less than 100% of the fair market value of the Company’s stock on the grant date and (ii) the term of each option shall not be longer than 10 years. In accordance with NASDAQ Listing Rule 5635(c)(4), the Company did not seek approval of the Inducement Plan by our stockholders. As of March 31, 2018, the Company has issued 211,538 of the available 461,538 shares available under the Inducement Plan. Accordingly, as of March 31, 2018, there are 250,000 shares available for issuance under the Inducement Plan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the approximate aggregate fees billed to us or expected to be billed to us by our independent auditors, Dixon Hughes Goodman LLP for our 2017 and 2016 fiscal years, respectively:

Type of Fees	2017	2016
Audit Fees	$106,791	$85,013
Audit Related Fees	39,535	11,055
Tax Fees	8,005	7,500
All other Fees (1)	-	-
Total Fees	$154,331	$103,568	(2)

(1)	Fees associated with registration statements and issuance of comfort letters
(2)	Does not include fees paid to our prior auditor for services in 2016

Pre-Approval of Independent Auditor Services and Fees

Our audit committee reviewed and pre-approved all audit and non-audit fees for services provided by Dixon Hughes Goodman LLP and has determined that the provision of such services to us during fiscal 2017 and in connection with the audit of our 2017 fiscal year financials is compatible with and did not impair independence. It is the practice of the audit committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent auditors in accordance with the applicable requirements of the SEC. Dixon Hughes Goodman LLP did not provide us with any services, other than those listed above.

Changes of Independent Auditor

During 2016, our prior independent registered public accounting firm, Stegman & Company, announced that effective June 1, 2016 substantially all of its directors and employees would be joining Dixon Hughes Goodman LLP. As a result, effective June 1, 2016 Stegman & Company resigned as our independent registered public accounting firm. The Audit Committee of the Company's Board of Directors approved retaining Dixon Hughes Goodman LLP on June 5, 2016, to serve as our independent registered public accounting firm.

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The reports of Stegman & Company on the audits of our consolidated financial statements as of and for the years ended December 31, 2015, 2014 and 2013 and audit of internal control over financial reporting as of December 31, 2015, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. The report for the year ended December 31, 2015 expressed that there was substantial doubt about our ability to continue as a going concern.

During our fiscal years ended December 31, 2015, 2014 and 2013, and the subsequent interim period through the date of their resignation, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Stegman & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Stegman & Company, would have caused Stegman & Company to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal years ended December 31, 2015, 2014 and 2013, and the subsequent interim period through the date that we retained Dixon Hughes Goodman LLP, the Company did not consult with Dixon Hughes Goodman LLP regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under these Acts.

The Audit Committee (Committee) of the Board of Directors of Neuralstem is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the Securities and Exchange Commission. The Committee operates pursuant to a charter that is available on our website at www.neuralstem.com. To view the charter, select “Corporate Governance” under “Investor” section and then “Audit Committee” located in the Committee Charters section of such page.

The Committee oversees Neuralstem’s financial reporting process and internal control structure on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Neuralstem’s internal control over financial reporting. Neuralstem’s independent auditors are responsible for expressing an opinion as to the conformity of Neuralstem’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Neuralstem’s internal control over financial reporting.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Neuralstem’s Annual Report on Form 10-K for the year ended December 31, 2017. The Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standard No. 1301, “Communication with Audit Committees” as adopted by the Public Company Accounting Oversight Board (PCAOB).

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements be included in Neuralstem’s Annual Report on Form 10-K for the year ended December 31, 2017.

Scott Ogilvie – Audit Committee Member

William Oldaker – Audit Committee Chair

Sandford Smith – Audit Committee Member

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board currently consists of seven (7) members, six (6) of which are “independent,” as that term is defined by Listing Rules of the NASDAQ Stock Market. The Company’s Bylaws provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office. The Company’s Bylaws also provide that upon expiration of the term of office for a class of directors, nominees for such class will be elected for a term of three years or until their successors are duly elected and qualified.

At this year’s annual meeting, the terms of Mr. Ogilvie and Smith will expire. Two (2) Directors will be elected at the annual meeting to serve for a three-year term which will expire at our annual meeting in 2021. The Board has nominated Messrs. Ogilvie and Smith Daly as Class I directors. Both Messrs. Ogilvie and Smith are currently directors of the Company. The candidates receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as Class II directors.

The sections titled “Directors, Executive Officers and Corporate Governance” on pages 13-21 of this proxy statement contain more information about the leadership skills and other experiences that caused the Governance and Nominating Committee and the board of directors to determine that these nominees should serve as directors of Neuralstem.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three Year Term Expiring at the

2021 Annual Meeting

Nominees for Term Expiring in 2021 (Class I)

The Governance and Nominating Committee recommended, and the Board of Directors nominated the following individuals to serve as Class I directors:

•	Scott Ogilvie; and
•	Sandford Smith

Except as set forth below, unless otherwise instructed, the person appointed in the accompanying form of proxy will vote the proxies received by him for the nominees, whom are presently directors of Neuralstem. In the event that the any of the nominees become unavailable or unwilling to serve as a member of our Board of Directors, the proxy holder will vote in his discretion for substitute nominee(s). The term of office of the person elected as a director will continue until the 2021 annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal. The nominees for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

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Required Vote

The nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Recommendation

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Election of both of the Nominees to the Board of Directors

****************

PROPOSAL 2

RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF DIXON HUGHES GOODMAN LLP AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

The Audit Committee has selected Dixon Hughes Goodman LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018. Previously, Dixon Hughes Goodman LLP served as the Company’s independent registered public accounting firm in 2017 and 2016. Prior to that, Stegman & Company served as the Company’s independent registered public accounting firm from 2007 until 2015. Representatives of Stegman & Company are not expected to attend the Annual Meeting, but representatives of Dixon Hughes Goodman LLP are expected to attend the Annual Meeting, either in person or telephonically, and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

We are asking our stockholders to ratify the selection of Dixon Hughes Goodman LLP as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of Dixon Hughes Goodman LLP to stockholders for ratification because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate practice. In the event stockholders fail to ratify the appointment of Dixon Hughes Goodman LLP, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our stockholders.

The Company has been informed by Dixon Hughes Goodman LLP that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Required Vote

Ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Dixon Hughes Goodman LLP.

Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

****************

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ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

You can obtain copies of this Proxy statement, our Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC's website at www.sec.gov. or on Neuralstem’s website at www.neuralstem.com. Additional copies may be requested in writing. Such requests should be submitted to Mr. Richard Daly, Chief Executive Officer, Neuralstem, Inc., 20271 Goldenrod Lane, Suite 2024, Germantown, Maryland 20876. Exhibits to Form 10-K will also be provided upon specific request. The materials will be provided without charge.

We have not incorporated by reference into this Proxy Statement the information in, or that can be accessed through, our website or social media channels, and you should not consider it to be a part of this Proxy Statement.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, the person named as proxy holder, Richard Daly, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board of Directors.

By Order of the Board of Directors

April 25, 2017	/s/ Richard Daly Chairman of the Board

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ANNUAL MEETING OF STOCKHOLDERS OF

NEURALSTEM, INC.

June 11, 2018

GO GREEN

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report on Form 10-K, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21246/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20230000000000001000 9 061118

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

○ Scott Ogilvie	Class I
○ Sandford Smith	Class I

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. The ratification of Dixon, Hughes, Goodman as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2017 Annual Report to Shareholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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NEURALSTEM, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard Daly as its proxy, with full power of substitution, to vote all shares of common stock of Neuralstem, Inc. that the undersigned is entitled to vote at the 2018 Annual Meeting of Stockholders of Neuralstem, Inc. to be held at 20271 Goldenrod Lane, #2059, Germantown, MD 20876, on June 11, 2018, and at any adjournment or postponement thereof.

This proxy authorizes the person named above, to vote at his discretion on any other matter that may come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)

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